SHAREHOLDERS’ EQUITY	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 4 – SHAREHOLDERS’ EQUITY

a.	On January 14, 2021, we entered into an ordinary share purchase agreement (Agreement) of up to $20 million of VBL’s ordinary shares, par value NIS 0.01 per share, with Aspire Capital Fund, LLC. The ordinary shares may be sold from time to time based on our notice to Aspire Capital over the 30-month term of the purchase Agreement.

b.	During January and February 2021, VBL issued 6,947,272 ordinary shares out of which (a) 4,861,906 shares issued from exercise of warrants; (b) 1,285,366 shares from the At-The-Market (ATM); and (c) sale of 800,000 shares to Aspire Capital Fund, LLC under the Agreement. The accumulated gross proceeds from the sale of the above shares was approximately $12.3 million.

Regarding the ATM sales, VBL failed to file a prospectus supplement specifying details regarding such sales. This may have constituted a violation of Section 5 of the Securities Act and may give rise to liability under Section 12 of the Securities Act (which generally provides a rescission remedy for offers and sales of securities in violation of Section 5) as well as potential liability under the anti-fraud provisions of federal and state securities laws and state rescission laws.

In such event, anyone who acquired such ordinary shares would have a right to rescind the purchase. If all the shareholders who acquired ordinary shares demanded rescission, the maximum that VBL would be obligated to repay would be approximately $3.5 million, plus interest. Out of the approximately $3.5 million of sales, one identified buyer purchased approximately $1.9 million of its ordinary shares. Such identified buyer has agreed to waive any rescission rights and has signed a waiver evidencing such agreement. The Securities Act generally requires that any claim brought for a violation of Section 5 of the Securities Act be brought within one year of the violation. Additionally, if it is determined that such sales did in fact violate the Securities Act, VBL may become subject to fines and penalties imposed by the SEC and state securities agencies. Based on consultation with its counsel and management assessment, VBL did not recognize any provision related to this uncertainty.

VBL analyzed the classification of the ordinary shares. Based on ASC 480-10-S99-3A(f), VBL determined that since the redemption obligation is outside of its control the ordinary shares are considered as ordinary shares subject to possible redemption, $1,598 thousand is classified as temporary equity as ordinary shares subject to possible redemption, as reflected in the balance sheet.

c.	On April 9, 2021, VBL entered into a purchase agreement of (a) 5,150,265 of its ordinary shares to certain investors at a price of $1.90 per ordinary share and (b) pre-funded warrants to purchase 8,050,000 ordinary shares at price of $1.89 per pre-funded warrant with an exercise price of each pre-funded warrant equal to $0.01 per share. In addition, the underwriters exercised an option to purchase additional shares and purchased 1,751,525 additional ordinary shares. Net proceeds from the issuance and sale of 6,901,790 ordinary shares and 8,050,000 pre-funded warrants was approximately $26.4 million, after deducting the underwriting discounts and commissions and the estimated offering expenses.